Subsequent events	6 Months Ended
Jun. 30, 2026
Subsequent events
Subsequent events

23Subsequent events

On August 25, 2026, the Group entered into a securities purchase agreement for the issuance and sale of 8,990,317 Class A Ordinary Shares at a purchase price of $1.446 per share in a private placement, for aggregate gross proceeds of approximately $13.0 million.

Further, on August 26, 2026, the Group up-sized its private placement by entering into a securities purchase agreement for the issuance and sale of 1,027,397 Class A Ordinary Shares at a purchase price of $1.46 per share, for aggregate gross proceeds of approximately $1.5 million.

Subsequently and at the date of this report, the Group has received in aggregate $14.5 million from the private placements.